                                     FORM OF
                              EMPLOYMENT AGREEMENT

This Employment Agreement made and entered into on this, the 1st day of May,
2001 by and between the World Roller Alliance, Inc., a Florida Corporation,
whose address is 812 S.E. 8th Avenue, Deerfield Beach, Florida 33441,
(hereinafter referred to as the "Company") and Craig Leitner, an individual whose address is 8392 B Trent Court, Boca Raton, Florida 33433, (hereinafter referred to as "Leitner") concerning Leitner's employment as Secretary/Treasurer of the Company.

                                   WITNESSETH:

         1.       EMPLOYMENT:  The Company  hereby  agrees to employ  Leitner in the  capacity stated  above, and Leitner hereby accepts said employment pursuant to the terms and conditions hereinafter set forth.

         2.       TERM:  The term of this  Agreement  shall be for One (1) year from the date first listed above or shall  become  effective  upon  adequate capitalization  of the Company.  Upon each  anniversary  thereof,  if not otherwise  terminated prior to said  anniversary or in default,  or otherwise amended as provided for herein,  the term and all provisions of this Agreement shall be  automatically  extended in one (1) year  increments  unless the
Company or Leitner gives notice to the contrary.

         3.       COMPENSATION:  The  Company  shall  pay to  Leitner  as
compensation  for any  and all  services rendered  in any  capacity a base salary of TWELVE  THOUSAND  DOLLARS AND NO CENTS ($12,000.00)  per annum, which shall be payable in a manner  consistent  with pay periods to be  established by the  Company for all  executives. Said initial  base annual  salary may be increased  by the  President  and/or Board of Directors of the Company to
such  extent,  if any, as is deemed  appropriate  based on annual,  semi-annual or other  non-scheduled  review of Leitner's  performance.  In addition to said salary as  described  herein,  the Company may from time to time,  pay Leitner additional  bonuses,  if any, as the Company  President  and/or  Board of
Directors  may  determine to be warranted based upon Leitner's performance.

         4.       EXPENSES:  In addition to the  compensation  provided  for herein,  the Company  shall  reimburse Leitner  for,  or absorb the  ordinary, necessary  and  reasonable  business  expenses  incurred by Leitner in the interest of and for the  benefit of the  Company.  Any expense  exceeding  Two
Hundred  Fifty  Dollars and no cents ($250.00)  which  Leitner  shall personally pay for that  qualifies  for  reimbursement  by the  Company,  or any financial commitment on behalf of the company that exceeds Two Hundred Fifty Dollars and no cents  ($250.00) shall be approved by the  President of the Company or his designee  prior to such  expense  being  incurred by Leitner or committed to on behalf of the Company by Leitner when such expense expenditure approval is reasonably available.

         5.       DUTIES AND AUTHORITY:  Leitner shall,  using his best judgment, function as  Secretary/Treasurer of the  Company  and shall  oversee, coordinate and be  responsible  for all  financial  aspects  of the  Company including but not necessarily  limited to all bookkeeping,  expense/revenue  postings, preparations of any and all required  governmental or internal reports,  review and monitoring of banking or other financial dealings for or on behalf of the
Company and other related duties  normally  associated with the position of
Secretary/Treasure  of a corporation.  Such  duties  shall be  performed  in a manner  consistent  with the  Generally  Accepted  Accounting Procedures  and within the laws and  regulations  of the State of Florida  and all  Federal laws and  regulations. Such duties as  described  may be amended as required and are under the  approval of the Company  President  and/or Board of Directors.

                  The Company  President and/or Board of Directors  retains and in no way yields any of its duties, responsibilities  or powers given by the
Company  Charter or by-laws,  including,  but not limited to  establishing policies of the Company,  overseeing  the operations of the Company and any capital  expenditures  on behalf of the Company.

         6.       WORKING  FACILITIES:  Leitner  shall  work  primarily  out of and  from  his  existing  corporate office or offices,  however,  reasonable office  space at the  Company  location  and  services  adequate  for the performance of his duties and obligations shall be made available to him on an as-needed basis.

         7.       TERMINATION AGREEMENT:  In addition to any other provisions of this Agreement, this Agreement shall terminate upon the happening of any of the following events:

                  (a)      If Leitner decides to terminate his employment, he
may do so upon thirty (30) days written notice to the Company, by certified mail, in which event he shall forfeit all remaining compensation and benefits under this Agreement.

                  (b)      Upon breach of any provision or covenant required to
be performed or observed, or any material act of fraud, moral turpitude, gross negligence or willful misfeasance by Leitner, the Company may terminate this
Agreement by written notice to Leitner of said breach by certified mail.  In the event such termination is based on documented lack of performance, such notice shall be given thirty (30) days prior to such termination.  In the event such termination is based on any material act of fraud, moral turpitude, gross negligence or willful misfeasance, termination shall become effective upon receipt of written notice by Leitner. In such event, Leitner shall forfeit all remaining compensation and benefits under this Agreement.

                  (c)      Whenever the Company and Leitner shall mutually agree
in writing to terminate this Agreement.

                  (d)      The Company or it's operating division/subsidiary in
which Leitner functions shall cease operation.

         8.       CONFIDENTIALITY:   Leitner agrees to treat as confidential any
and all information about the Company and/or its' operation including but not limited to financial information, talent salaries or other compensation, or information in any way related to the television production and operation or live arena events of the Company.

         9.       APPLICABLE LAW:  This Agreement shall be governed by and
construed pursuant to the laws of the State of Florida, where it was made and executed.

         10.      NOTICES:  Any notices required to be given hereunder pursuant to the provisions of this Agreement shall be in writing and sent certified mail to the parties at the addresses listed in the preamble of this document or any amended addresses provided by or to the Company.

         11.      ARBITRATION:  In the event any controversy or question arises with respect to the interpretation of any term or provision of this Agreement or in the event the party against whom or which a breach of this Agreement is claimed believes, in good faith, that (a) no breach has occurred; or (b) that the party claiming a breach of this Agreement has also breached the Agreement, then prior to the institution of any legal proceedings, the matter or matters shall be settled by arbitration before three (3) arbitrators, one of whom is selected by each party and the third to be selected by the arbitrators selected by Leitner and the Company.  Said arbitration shall be conducted in accordance with the rules of the American Arbitration Association and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.  The place of this arbitration shall be at the discretion of the Company.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the day and year first written above.

COMPANY:          WORLD ROLLER ALLIANCE, INC.

                           By: /s/ Patrick J. Schaefer
                                  Patrick J. Schaefer
                                  President/Chief Executive Officer

LEITNER:          By: /s/ Craig Leinter
                                  Craig Leitner, Employee

WITNESS:          ______________________________

                           ______________________________